--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                            ELDORADO BANCSHARES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

              DELAWARE                                    33-072054
----------------------------------------    ------------------------------------
(State of incorporation or organization)    (I.R.S. Employer Identification No.)



                             24012 CALLE DE LA PLATA
                             LAGUNA HILLS, CA 92653
              -----------------------------------------------------
              (Address of principal executive offices and Zip Code)



     If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A.(c)(1), please check the following box. /__/

     If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A.(c)(2), please check the following box. /__/

     If the Form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. /__/

     If this Form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. /X/

     Securities Act registration statement file number to which this form relates: N/A

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:


        TITLE OF EACH CLASS                    NAME OF EACH EXCHANGE ON WHICH
         TO BE REGISTERED                      EACH CLASS IS TO BE REGISTERED
              NONE
----------------------------------           ----------------------------------

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

                      CLASS B COMMON STOCK, $.01 PAR VALUE
                      ------------------------------------
                                (TITLE OF CLASS)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

     The description of the Class B Common Stock, $.01 par value per share, of Eldorado Bancshares, Inc. (the "Company") that is contained in Item 5 of the Company's Current Report on Form 8-K, filed with the Securities and Exchange Commission on April 10, 1998, is hereby incorporated by reference herein. In addition, to the extent that such description is modified in the form of an amendment to such Form 8-K, such description as modified shall be deemed to be incorporated by reference herein.



ITEM 2. EXHIBITS

Exhibits filed as part of the registration statement:


Exhibit 3.1 Amended and Restated Certificate of Incorporation (incorporated by reference to the Company's Current Report on Form 8-K/A filed with the Commission on July 11, 1997)

Exhibit 3.2    Certificate of Amendment to Certificate of Incorporation
               (incorporated by reference to the Company's Registration
               Statement on Form S-4 (No. 333-65683))

Exhibit 3.3 By-laws of the Company (incorporated by reference to the Company's Quarterly Report on Form 10-Q for the quarter ended
               September 30, 1996)

Exhibit 4.1 Specimen stock certificate of the Class B Common Stock (filed herewith)

Exhibit 10.1   Amended and Restated Declaration of Trust of CSBI Capital Trust I
               (incorporated by reference to the Company's Current Report on Form 8-K/A filed with the Commission on July 11, 1997)

Exhibit 10.2   Indenture between the Company and Wilmington Trust Company, dated as of July 15, 1997 (incorporated by reference to the Company's
               Current Report on Form 8-K filed with the Commission on August 7,
               1997)

Exhibit 10.3 Form of Junior Subordinated Debenture (incorporated by reference to the Company's Registration Statement on Form S-4 (File no.
               333-51179))

Exhibit 10.4 Form of Series A Capital Securities Guarantee (incorporated by reference to the Company's Registration Statement on Form S-4
               (File no. 333-51179))

Exhibit 10.5   Form of Subordinated Capital Income Security, Series A
               (incorporated by reference to the Company's Registration
               Statement on Form S-4 (File no. 333-51179))


                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.



                                             ELDORADO BANCSHARES, INC.


                                             By: /S/ CURT A. CHRISTIANSSEN
                                                -------------------------------
                                                    Curt A. Christianssen,
                                                    Senior Vice President

                                             Date: January 29, 1999